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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- DEC. 1, 2007*

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RiverSource Value Fund (July 30, 2007)                                                      S-6238-99 K
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At a Special Meeting of Shareholders scheduled to be held on Jan. 29, 2008, shareholders who owned shares on Nov. 30, 2007 will vote on the following proposal:

The merger of the Fund into RiverSource Diversified Equity Income Fund, a fund that seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital. Unlike RiverSource Value Fund, which invests primarily in securities of large, well established U.S. and multinational companies, RiverSource Diversified Equity Income Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks.

For more information about RiverSource Diversified Equity Income Fund, please call 1-888-791-3380 for a prospectus.

EFFECTIVE NOV. 16, 2007, RIVERSOURCE INVESTMENTS, LLC PROVIDES ALL INVESTMENT MANAGEMENT SERVICES TO THE FUND INTERNALLY. PRIOR TO THIS TIME, RIVERSOURCE INVESTMENTS, THE FUND'S INVESTMENT MANAGER, HAD AN AGREEMENT WITH LORD, ABBETT & CO. LLC TO SERVE AS SUBADVISER TO THE FUND.

The Principal Investment Strategies section for RiverSource Value Fund has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities. This Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

In pursuit of the Fund's objectives, the investment manager (RiverSource Investments, LLC) chooses equity investments by seeking to:

- Identify stocks that are selling at low prices in relation to:

  - current and projected earnings;

  - current and projected dividends; and

  - historic price levels.

- Identify companies with moderate growth potential based on:

  - effective management, as demonstrated by overall performance; and

  - financial strength.

- Identify companies with dividend-paying stocks.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

  - The security is overvalued relative to alternative investments.

  - The security has reached the investment manager's price objective.

  - The company has met the investment manager's earnings and/or growth expectations.

  - The company or the security continues to meet the other standards described above.

The Principal Risks section for RiverSource Value Fund has been revised to add the following risks:

SECTOR RISK. If a Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a Fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

The rest of this section remains the same.

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S-6238-2 C (12/07)
* Valid until further notice.
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The information following the second paragraph in the Investment Manager section for RiverSource Value Fund has been revised as follows:

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Warren Spitz, Senior Portfolio Manager

  - Managed the Fund since 2007.

  - Joined RiverSource Investments in 2000 as a Senior Portfolio Manager.

  - Portfolio Manager, Prudential Global Asset Management, 1987 to 2000.

  - Began investment career in 1984.

  - MBA, Wharton School, University of Pennsylvania.

Steve Schroll, Portfolio Manager

  - Managed the Fund since 2007.

  - Joined RiverSource Investments in 1998 as a Senior Security Analyst.

  - Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

  - Began investment career in 1981.

  - MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

  - Managed the Fund since 2007.

  - Joined RiverSource Investments in 2001 as a Security Analyst.

  - Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

  - Began investment career in 1998.

  - MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, Portfolio Manager

  - Managed the Fund since 2007.

  - Joined RiverSource Investments in 1995 as a Senior Equity Analyst.

  - Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

  - Began investment career in 1987.

  - MBA, University of Chicago.

The rest of this section remains the same.

S-6238-2 C (12/07)